Robeco Investment Funds

Robeco WPG Core Bond Fund

Institutional Class

Investor Class

Retirement Class

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated March 27, 2008

to Prospectus dated December 31, 2007

THE EFFECTIVE DATE OF THE CHANGES DESCRIBED BELOW IS MARCH 27, 2008.

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On March 26, 2008, the Board of Directors of The RBB Fund, Inc. (the “Board”) considered and approved a plan of liquidation and termination to effect liquidating redemptions of all shares of the Robeco WPG Core Bond Fund (the “Fund”). These liquidating redemptions will occur on or about May 30, 2008 (the “Liquidating Redemption Date”). Effective immediately, new account requests, exchanges into the Funds and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestment). As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and to hold up to 100% of its assets, as a temporary defensive measure, in cash and all types of money market and short-term debt securities. In anticipation of the Funds’ liquidating redemption, the Fund plans to sell its portfolio holdings and hold all assets in cash or cash equivalent instruments on or about May 15, 2008.

Until the Liquidating Redemption Date, shareholders may redeem their shares in the manner set forth in the Fund’s current Prospectuses. Upon the Liquidating Redemption Date, each remaining shareholder of record of the Fund will receive a liquidation distribution equal to the shareholder’s proportionate interest in the net assets of the Fund. The liquidating redemption will be distributed by mailing a check to each Shareholder of record at such person’s address of record, unless such person issues other instructions directly to the Fund.

If you are invested in a Fund(s) through an individual retirement account, a tax-deferred retirement plan (including section 401(k) plans, employer sponsored section 403(b) plans and section 457 plans), a profit sharing plan, a money purchase pension plan, a defined benefit plan or a nonqualified deferred compensation plan, then special distribution and transfer rules may apply (including special tax withholding rules). There may be adverse tax consequences if these rules are not followed. Please consult your tax or financial adviser for information regarding the distribution or transfer from these kinds of accounts or plans or from any other tax-favored account or plan.

For federal income tax purposes, the tax treatment to shareholders of the receipt of the liquidating distribution on the Liquidating Redemption Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Please retain this Supplement for future reference.